Exhibit 99.1

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                             MORGAN STANLEY
                     IXIS Real Estate Capital Trust
                                2005-HE2
                                2nd Lien

Table of Contents

1. Product Types
2. Originator
3. Lien Position
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Original Terms (Months)
7. Range of Remaining Terms (Months)
8. Range of Original Combined LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Loan Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy Type
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Prepayment Penalty Term
21. Range of Credit Scores


1. Product Types

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                    Aggregate    Pool by    Weighted               Weighted
                                                     Cut-off    Aggregate   Average    Weighted    Average
                                          Number       Date      Cut-off     Gross      Average    Original   Weighted
                                            of      Principal     Date      Interest   Remaining   Combined    Average
                                         Mortgage    Balance    Principal     Rate       Term        LTV        FICO
Product Types                              Loans       ($)       Balance      (%)      (Months)      (%)        Score
-------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                             4         31,593        0.16     12.125         113      91.55         587
-----------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                             7        227,293        1.14     10.982         175      97.81         639
-----------------------------------------------------------------------------------------------------------------------
Fixed - 20 Year                            13        616,350        3.09     10.365         235      96.59         690
-----------------------------------------------------------------------------------------------------------------------
Fixed - 30 Year                            39      2,054,824       10.32     10.601         356      99.77         660
-----------------------------------------------------------------------------------------------------------------------
Fixed Balloon - 15/30                     322     16,988,975       85.29     10.420         177      97.87         665
-----------------------------------------------------------------------------------------------------------------------
Total:                                    385     19,919,035      100.00     10.446         197      98.02         665
-----------------------------------------------------------------------------------------------------------------------

2. Originator

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                    Aggregate    Pool by    Weighted               Weighted
                                                     Cut-off    Aggregate   Average    Weighted    Average
                                          Number       Date      Cut-off     Gross      Average    Original   Weighted
                                            of      Principal     Date      Interest   Remaining   Combined    Average
                                         Mortgage    Balance    Principal     Rate       Term        LTV        FICO
Originator                                 Loans       ($)       Balance      (%)      (Months)      (%)        Score
-------------------------------------------------------------------------------------------------------------------------
Lenders Direct                                   91  5,032,662       25.27     10.642         177      95.84         654
-------------------------------------------------------------------------------------------------------------------------
Chapel                                           73  4,514,989       22.67     10.343         181      97.48         666
-------------------------------------------------------------------------------------------------------------------------
Resmae                                           89  4,017,951       20.17      9.937         176      99.91         672
-------------------------------------------------------------------------------------------------------------------------
First Bank                                       74  3,171,582       15.92     10.509         201      98.42         674
-------------------------------------------------------------------------------------------------------------------------
New Century                                      20  1,141,975        5.73     10.509         334      99.93         662
-------------------------------------------------------------------------------------------------------------------------
Impac                                             8    639,124        3.21     12.031         177      99.33         675
-------------------------------------------------------------------------------------------------------------------------
Encore                                           11    619,737        3.11     10.214         202      99.41         698
-------------------------------------------------------------------------------------------------------------------------
Fremont                                          14    515,438        2.59     11.047         303      98.25         618
-------------------------------------------------------------------------------------------------------------------------
Peoples Choice                                    4    232,938        1.17     10.714         353     100.00         617
-------------------------------------------------------------------------------------------------------------------------
BNC                                               1     32,639        0.16     10.900         231     100.00         603
-------------------------------------------------------------------------------------------------------------------------
Total:                                          385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------


3. Lien Position

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                    Aggregate    Pool by    Weighted               Weighted
                                                     Cut-off    Aggregate   Average    Weighted    Average
                                          Number       Date      Cut-off     Gross      Average    Original   Weighted
                                            of      Principal     Date      Interest   Remaining   Combined    Average
                                         Mortgage    Balance    Principal     Rate       Term        LTV        FICO
Lien Position                              Loans       ($)       Balance      (%)      (Months)      (%)        Score
-------------------------------------------------------------------------------------------------------------------------
2nd Lien                                        385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------
Total:                                          385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------

4. Range of Gross Interest Rates (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                    Aggregate    Pool by    Weighted               Weighted
                                                     Cut-off    Aggregate   Average    Weighted    Average
                                          Number       Date      Cut-off     Gross      Average    Original   Weighted
                                            of      Principal     Date      Interest   Remaining   Combined    Average
                                         Mortgage    Balance    Principal     Rate       Term        LTV        FICO
Range of Gross Interest Rates (%)          Loans       ($)       Balance      (%)      (Months)      (%)        Score
-------------------------------------------------------------------------------------------------------------------------
7.000 - 7.999                                     2    101,827        0.51      7.950         178     100.00         740
-------------------------------------------------------------------------------------------------------------------------
8.000 - 8.999                                    16  1,007,591        5.06      8.789         192      95.50         696
-------------------------------------------------------------------------------------------------------------------------
9.000 - 9.999                                   115  6,042,996       30.34      9.748         195      97.31         687
-------------------------------------------------------------------------------------------------------------------------
10.000 - 10.999                                 169  9,041,888       45.39     10.558         193      98.16         659
-------------------------------------------------------------------------------------------------------------------------
11.000 - 11.999                                  52  2,494,070       12.52     11.432         215      99.60         631
-------------------------------------------------------------------------------------------------------------------------
12.000 - 12.999                                  22    850,108        4.27     12.294         213      98.79         629
-------------------------------------------------------------------------------------------------------------------------
13.000 - 13.999                                   8    344,569        1.73     13.267         177     100.00         645
-------------------------------------------------------------------------------------------------------------------------
14.000 - 14.999                                   1     35,987        0.18     14.000         178     100.00         638
-------------------------------------------------------------------------------------------------------------------------
Total:                                          385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------

Minimum: 7.950
Maximum: 14.000
Weighted Average: 10.446


5. Range of Cut-off Date Principal Balances ($)

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                    Aggregate    Pool by    Weighted               Weighted
                                                     Cut-off    Aggregate   Average    Weighted    Average
                                          Number       Date      Cut-off     Gross      Average    Original   Weighted
                                            of      Principal     Date      Interest   Remaining   Combined    Average
Range of Cut-off Date                    Mortgage    Balance    Principal     Rate       Term        LTV        FICO
Principal Balances ($)                     Loans       ($)       Balance      (%)      (Months)      (%)        Score
-------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                 65  1,249,516        6.27     10.788         187      97.93         648
-------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00                           151  5,481,490       27.52     10.555         195      97.81         656
-------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00                           104  6,475,102       32.51     10.248         206      98.82         675
-------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00                           36  3,087,349       15.50     10.440         202      98.76         669
-------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00                          18  2,030,156       10.19     10.365         185      95.41         657
-------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00                           9  1,251,847        6.28     10.789         177      96.80         664
-------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00                           1    158,886        0.80     10.990         178     100.00         694
-------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00                           1    184,690        0.93     10.050         177      99.62         656
-------------------------------------------------------------------------------------------------------------------------
Total:                                          385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------

Minimum: 5,327
Maximum: 184,690
Average: 51,738

6. Original Terms (Months)

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                    Aggregate    Pool by    Weighted               Weighted
                                                     Cut-off    Aggregate   Average    Weighted    Average
                                          Number       Date      Cut-off     Gross      Average    Original   Weighted
                                            of      Principal     Date      Interest   Remaining   Combined    Average
Original Terms                           Mortgage    Balance    Principal     Rate       Term        LTV        FICO
(Months)                                   Loans       ($)       Balance      (%)      (Months)      (%)        Score
-------------------------------------------------------------------------------------------------------------------------
120                                               4     31,593        0.16     12.125         113      91.55         587
-------------------------------------------------------------------------------------------------------------------------
180                                             329 17,216,268       86.43     10.428         177      97.87         664
-------------------------------------------------------------------------------------------------------------------------
240                                              13    616,350        3.09     10.365         235      96.59         690
-------------------------------------------------------------------------------------------------------------------------
360                                              39  2,054,824       10.32     10.601         356      99.77         660
-------------------------------------------------------------------------------------------------------------------------
Total:                                          385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------

Minimum: 120
Maximum: 360
Weighted Average: 200


7. Range of Remaining Terms (Months)

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                    Aggregate    Pool by    Weighted               Weighted
                                                     Cut-off    Aggregate   Average    Weighted    Average
                                          Number       Date      Cut-off     Gross      Average    Original   Weighted
                                            of      Principal     Date      Interest   Remaining   Combined    Average
Range of Remaining Terms                 Mortgage    Balance    Principal     Rate       Term        LTV        FICO
(Months)                                   Loans       ($)       Balance      (%)      (Months)      (%)        Score
-------------------------------------------------------------------------------------------------------------------------
61 - 120                                          4     31,593        0.16     12.125         113      91.55         587
-------------------------------------------------------------------------------------------------------------------------
121 - 180                                       329 17,216,268       86.43     10.428         177      97.87         664
-------------------------------------------------------------------------------------------------------------------------
181 - 240                                        13    616,350        3.09     10.365         235      96.59         690
-------------------------------------------------------------------------------------------------------------------------
301 - 360                                        39  2,054,824       10.32     10.601         356      99.77         660
-------------------------------------------------------------------------------------------------------------------------
Total:                                          385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------

Minimum: 112
Maximum: 359
Weighted Average: 197

8. Range of Original Combined LTV Ratios (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                    Aggregate    Pool by    Weighted               Weighted
                                                     Cut-off    Aggregate   Average    Weighted    Average
                                          Number       Date      Cut-off     Gross      Average    Original   Weighted
                                            of      Principal     Date      Interest   Remaining   Combined    Average
Range of Original Combined LTV           Mortgage    Balance    Principal     Rate       Term        LTV        FICO
Ratios (%)                                 Loans       ($)       Balance      (%)      (Months)      (%)        Score
-------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                     1     49,891        0.25     10.150         175      35.71         593
-------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                     3    194,512        0.98      9.169         175      58.76         652
-------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                     1     69,938        0.35      9.990         178      64.41         676
-------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                     1     24,930        0.13      8.925         175      67.44         641
-------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                     2     73,814        0.37      9.419         176      72.13         608
-------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                     4    209,688        1.05     10.053         189      78.37         647
-------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                     3    187,283        0.94      9.562         190      84.47         645
-------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                     8    715,918        3.59     10.246         175      89.32         651
-------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                    27  1,279,246        6.42     10.583         188      94.78         667
-------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                                  335 17,113,817       85.92     10.483         199      99.94         666
-------------------------------------------------------------------------------------------------------------------------
Total:                                          385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------

Minimum: 35.71
Maximum: 100.00
Weighted Average: 98.02


9. Range of Gross Margins (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                    Aggregate    Pool by    Weighted               Weighted
                                                     Cut-off    Aggregate   Average    Weighted    Average
                                          Number       Date      Cut-off     Gross      Average    Original   Weighted
                                            of      Principal     Date      Interest   Remaining   Combined    Average
                                         Mortgage    Balance    Principal     Rate       Term        LTV        FICO
Range of Gross Margins (%)                 Loans       ($)       Balance      (%)      (Months)      (%)        Score
-------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------
Total:                                          385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------

Non Fixed Rate Minimum: 0.000
Maximum: 0.000
Non Fixed Rate Weighted Average: 0.000

10. Range of Minimum Mortgage Rates (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                    Aggregate    Pool by    Weighted               Weighted
                                                     Cut-off    Aggregate   Average    Weighted    Average
                                          Number       Date      Cut-off     Gross      Average    Original   Weighted
                                            of      Principal     Date      Interest   Remaining   Combined    Average
                                         Mortgage    Balance    Principal     Rate       Term        LTV        FICO
Range of Minimum Mortgage Rates (%)        Loans       ($)       Balance      (%)      (Months)      (%)        Score
-------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------
Total:                                          385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------

Non Fixed Rate Minimum: 0.000
Maximum: 0.000
Non Fixed Rate Weighted Average: 0.000


11. Range of Maximum Loan Rates (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                    Aggregate    Pool by    Weighted               Weighted
                                                     Cut-off    Aggregate   Average    Weighted    Average
                                          Number       Date      Cut-off     Gross      Average    Original   Weighted
                                            of      Principal     Date      Interest   Remaining   Combined    Average
                                         Mortgage    Balance    Principal     Rate       Term        LTV        FICO
Range of Maximum Loan Rates (%)            Loans       ($)       Balance      (%)      (Months)      (%)        Score
-------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------
Total:                                          385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------

Non Fixed Rate Minimum: 0.000
Maximum: 0.000
Non Fixed Rate Weighted Average: 0.000

12. Initial Periodic Cap (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                    Aggregate    Pool by    Weighted               Weighted
                                                     Cut-off    Aggregate   Average    Weighted    Average
                                          Number       Date      Cut-off     Gross      Average    Original   Weighted
                                            of      Principal     Date      Interest   Remaining   Combined    Average
                                         Mortgage    Balance    Principal     Rate       Term        LTV        FICO
Initial Periodic Cap (%)                   Loans       ($)       Balance      (%)      (Months)      (%)        Score
-------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------
Total:                                          385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------

Minimum: 0.000
Maximum: 0.000
Weighted Average: 0.000


13. Subsequent Periodic Cap (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                    Aggregate    Pool by    Weighted               Weighted
                                                     Cut-off    Aggregate   Average    Weighted    Average
                                          Number       Date      Cut-off     Gross      Average    Original   Weighted
                                            of      Principal     Date      Interest   Remaining   Combined    Average
                                         Mortgage    Balance    Principal     Rate       Term        LTV        FICO
Subsequent Periodic Cap (%)                Loans       ($)       Balance      (%)      (Months)      (%)        Score
-------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------
Total:                                          385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------

Minimum: 0.000
Maximum: 0.000
Weighted Average: 0.000

14. Next Rate Adjustment Dates

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                    Aggregate    Pool by    Weighted               Weighted
                                                     Cut-off    Aggregate   Average    Weighted    Average
                                          Number       Date      Cut-off     Gross      Average    Original   Weighted
                                            of      Principal     Date      Interest   Remaining   Combined    Average
                                         Mortgage    Balance    Principal     Rate       Term        LTV        FICO
Next Rate Adjustment Dates                 Loans       ($)       Balance      (%)      (Months)      (%)        Score
-------------------------------------------------------------------------------------------------------------------------
Fixed Rate                                      385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------
Total:                                          385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------

Non Fixed Rate Weighted Average: March 2007


15. Geographic Distribution of
Mortgaged Properties

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                    Aggregate    Pool by    Weighted               Weighted
                                                     Cut-off    Aggregate   Average    Weighted    Average
                                          Number       Date      Cut-off     Gross      Average    Original   Weighted
                                            of      Principal     Date      Interest   Remaining   Combined    Average
Geographic Distribution of               Mortgage    Balance    Principal     Rate       Term        LTV        FICO
Mortgaged Properties                       Loans       ($)       Balance      (%)      (Months)      (%)        Score
-------------------------------------------------------------------------------------------------------------------------
California                                      146 10,132,486       50.87     10.215         196      97.13         669
-------------------------------------------------------------------------------------------------------------------------
Florida                                          90  4,053,622       20.35     10.839         185      98.23         658
-------------------------------------------------------------------------------------------------------------------------
Texas                                            35  1,080,002        5.42      9.943         177      99.76         665
-------------------------------------------------------------------------------------------------------------------------
Colorado                                         16    678,821        3.41     10.796         178      98.54         649
-------------------------------------------------------------------------------------------------------------------------
Illinois                                         15    590,314        2.96     10.349         188     100.00         669
-------------------------------------------------------------------------------------------------------------------------
Oregon                                            8    540,975        2.72     10.183         177      99.87         654
-------------------------------------------------------------------------------------------------------------------------
Arizona                                          11    455,492        2.29     10.520         243      99.45         659
-------------------------------------------------------------------------------------------------------------------------
Washington                                        9    394,880        1.98     11.050         223      99.11         649
-------------------------------------------------------------------------------------------------------------------------
Michigan                                          4    193,718        0.97     10.829         206     100.00         700
-------------------------------------------------------------------------------------------------------------------------
North Carolina                                    3    189,671        0.95     12.072         205     100.00         678
-------------------------------------------------------------------------------------------------------------------------
Connecticut                                       5    155,292        0.78     11.736         188      99.39         642
-------------------------------------------------------------------------------------------------------------------------
Virginia                                          3    153,505        0.77     10.376         288     100.00         680
-------------------------------------------------------------------------------------------------------------------------
Maryland                                          3    134,977        0.68     11.611         238     100.00         709
-------------------------------------------------------------------------------------------------------------------------
New York                                          2    132,504        0.67     10.488         257      97.26         643
-------------------------------------------------------------------------------------------------------------------------
New Mexico                                        2     90,600        0.45     11.124         312     100.00         667
-------------------------------------------------------------------------------------------------------------------------
Other                                            33    942,175        4.73     10.642         229      99.14         656
-------------------------------------------------------------------------------------------------------------------------
Total:                                          385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 36

16. Occupancy Type

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                    Aggregate    Pool by    Weighted               Weighted
                                                     Cut-off    Aggregate   Average    Weighted    Average
                                          Number       Date      Cut-off     Gross      Average    Original   Weighted
                                            of      Principal     Date      Interest   Remaining   Combined    Average
                                         Mortgage    Balance    Principal     Rate       Term        LTV        FICO
Occupancy Type                             Loans       ($)       Balance      (%)      (Months)      (%)        Score
-------------------------------------------------------------------------------------------------------------------------
Primary                                         381 19,827,378       99.54     10.443         197      98.02         664
-------------------------------------------------------------------------------------------------------------------------
Second Home                                       2     47,749        0.24      9.703         176      96.63         717
-------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                                2     43,909        0.22     12.909         170      99.39         747
-------------------------------------------------------------------------------------------------------------------------
Total:                                          385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------


17. Property Type

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                    Aggregate    Pool by    Weighted               Weighted
                                                     Cut-off    Aggregate   Average    Weighted    Average
                                          Number       Date      Cut-off     Gross      Average    Original   Weighted
                                            of      Principal     Date      Interest   Remaining   Combined    Average
                                         Mortgage    Balance    Principal     Rate       Term        LTV        FICO
Property Type                              Loans       ($)       Balance      (%)      (Months)      (%)        Score
-------------------------------------------------------------------------------------------------------------------------
Single Family Residence                         276 14,273,823       71.66     10.424         200      97.87         663
-------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                         52  2,564,863       12.88     10.462         188      98.59         664
-------------------------------------------------------------------------------------------------------------------------
Condominium                                      42  2,088,026       10.48     10.392         185      98.07         668
-------------------------------------------------------------------------------------------------------------------------
2-4 Family                                       15    992,323        4.98     10.837         198      98.55         680
-------------------------------------------------------------------------------------------------------------------------
Total:                                          385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------

18. Loan Purpose

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                    Aggregate    Pool by    Weighted               Weighted
                                                     Cut-off    Aggregate   Average    Weighted    Average
                                          Number       Date      Cut-off     Gross      Average    Original   Weighted
                                            of      Principal     Date      Interest   Remaining   Combined    Average
                                         Mortgage    Balance    Principal     Rate       Term        LTV        FICO
Loan Purpose                               Loans       ($)       Balance      (%)      (Months)      (%)        Score
-------------------------------------------------------------------------------------------------------------------------
Purchase                                        323 16,219,636       81.43     10.461         198      99.54         668
-------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                              55  3,405,080       17.09     10.333         189      90.61         650
-------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term                             7    294,320        1.48     10.965         216     100.00         634
-------------------------------------------------------------------------------------------------------------------------
Total:                                          385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------


19. Documentation Level

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                    Aggregate    Pool by    Weighted               Weighted
                                                     Cut-off    Aggregate   Average    Weighted    Average
                                          Number       Date      Cut-off     Gross      Average    Original   Weighted
                                            of      Principal     Date      Interest   Remaining   Combined    Average
                                         Mortgage    Balance    Principal     Rate       Term        LTV        FICO
Documentation Level                        Loans       ($)       Balance      (%)      (Months)      (%)        Score
-------------------------------------------------------------------------------------------------------------------------
Stated Documentation                            243 13,260,132       66.57     10.424         192      98.35         680
-------------------------------------------------------------------------------------------------------------------------
Full Documentation                              123  5,778,728       29.01     10.445         206      97.00         635
-------------------------------------------------------------------------------------------------------------------------
Limited/Alternate Documentation                  19    880,176        4.42     10.792         200      99.74         632
-------------------------------------------------------------------------------------------------------------------------
Total:                                          385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------

20. Prepayment Penalty Term

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                    Aggregate    Pool by    Weighted               Weighted
                                                     Cut-off    Aggregate   Average    Weighted    Average
                                          Number       Date      Cut-off     Gross      Average    Original   Weighted
                                            of      Principal     Date      Interest   Remaining   Combined    Average
                                         Mortgage    Balance    Principal     Rate       Term        LTV        FICO
Prepayment Penalty Term                    Loans       ($)       Balance      (%)      (Months)      (%)        Score
-------------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty                           115  4,779,507       23.99     10.612         202      98.54         664
-------------------------------------------------------------------------------------------------------------------------
12 Months                                        14  1,024,579        5.14     10.607         215      92.41         651
-------------------------------------------------------------------------------------------------------------------------
24 Months                                       212 11,435,849       57.41     10.377         196      99.31         668
-------------------------------------------------------------------------------------------------------------------------
36 Months                                        44  2,679,100       13.45     10.386         185      93.71         656
-------------------------------------------------------------------------------------------------------------------------
Total:                                          385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------

Percent w PPP: 76.01


21. Range of Credit Scores

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                    Aggregate    Pool by    Weighted               Weighted
                                                     Cut-off    Aggregate   Average    Weighted    Average
                                          Number       Date      Cut-off     Gross      Average    Original   Weighted
                                            of      Principal     Date      Interest   Remaining   Combined    Average
                                         Mortgage    Balance    Principal     Rate       Term        LTV        FICO
Range of Credit Scores                     Loans       ($)       Balance      (%)      (Months)      (%)        Score
-------------------------------------------------------------------------------------------------------------------------
526 - 550                                         1      8,228        0.04     12.000         113      95.00         550
-------------------------------------------------------------------------------------------------------------------------
551 - 575                                         4     98,922        0.50     10.621         165      97.99         562
-------------------------------------------------------------------------------------------------------------------------
576 - 600                                        38  1,582,022        7.94     11.277         202      95.06         590
-------------------------------------------------------------------------------------------------------------------------
601 - 625                                        50  2,359,075       11.84     10.887         221      99.55         617
-------------------------------------------------------------------------------------------------------------------------
626 - 650                                        85  4,144,576       20.81     10.825         187      97.82         640
-------------------------------------------------------------------------------------------------------------------------
651 - 675                                        77  4,477,061       22.48     10.312         192      97.18         662
-------------------------------------------------------------------------------------------------------------------------
676 - 700                                        49  3,071,213       15.42      9.931         194      97.83         688
-------------------------------------------------------------------------------------------------------------------------
701 - 725                                        36  1,874,437        9.41     10.272         198      99.42         711
-------------------------------------------------------------------------------------------------------------------------
726 - 750                                        25  1,361,144        6.83      9.781         194      99.52         738
-------------------------------------------------------------------------------------------------------------------------
751 - 775                                        15    773,604        3.88      9.883         197      99.85         761
-------------------------------------------------------------------------------------------------------------------------
776 - 800                                         3    133,769        0.67      9.826         282     100.00         783
-------------------------------------------------------------------------------------------------------------------------
Above 800                                         2     34,983        0.18     10.001         176      95.40         805
-------------------------------------------------------------------------------------------------------------------------
Total:                                          385 19,919,035      100.00     10.446         197      98.02         665
-------------------------------------------------------------------------------------------------------------------------

Minimum: 550
Maximum: 807
Weighted Average: 665